Exhibit 99.1

Beacon Trust Company Completes Acquisition of The MDE Group, Inc.

MORRISTOWN N.J., April 1, 2015 (Globe Newswire) -- Beacon Trust Company today announced that it completed its acquisition of The MDE Group, Inc., a nationally ranked, SEC-registered investment advisor also based in Morristown, and its affiliate, Acertus Capital Management, LLC.
As of the closing date, the assets under management of the combined entities were approximately $2.5 billion. James D. Nesci, President of Beacon Trust Company, noted that the acquired entities will continue to operate from their existing offices in Morristown.
In commenting on the transaction, Nesci said: “I would personally like to warmly welcome all of MDE’s valued clients, as well as its dedicated employees, to the Beacon family. MDE’s clients will continue to receive the high quality service they have come to expect from professionals they know, while enjoying the added benefits and stability afforded by Beacon’s expertise in trust and estate administration and wealth management services. We believe this transaction strategically positions our organization to increase our market share and enhance our future earnings growth.
About Beacon Trust
Beacon Trust Company was established in 1988, and is headquartered in Morristown, New Jersey. Beacon's trust professionals assist with developing an integrated long-term strategy for preserving family wealth, in addition to offering a full range of trust and estate administration services. Beacon’s portfolio managers assist clients in reaching their financial goals through asset allocation strategies based upon their individual risk preferences.
Beacon Trust Company is a wholly owned subsidiary of The Provident Bank which, in turn, is wholly owned by Provident Financial Services, Inc. (NYSE:PFS) (“Provident”), which reported assets of $8.5 billion as of December 31, 2014. The Provident Bank maintains a network of full service branches throughout northern and central New Jersey as well as eastern Pennsylvania.
Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to statements about (i) the benefits of the purchase of The MDE Group, Inc. and Acertus Capital Management, LLC by Beacon Trust Company, including future financial and operating results, cost savings and accretion to reported earnings that may be realized from the transaction; (ii) Beacon's plans, objectives, expectations and intentions and other statements contained herein that are not historical facts; and (iii) other statements identified by words such as "expects", "anticipates", "intends", "plans", "believes", "seeks", "estimates" or words of similar meaning. These forward-looking statements are based upon the current beliefs and expectations of Beacon's management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the anticipated results discussed in these forward-looking statements.
The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of Beacon and The MDE Group and Acertus Capital Management may not be combined successfully, or such combination may take longer to accomplish than expected; (2) operating costs, client loss and business disruption following the transaction, including adverse effects on relationships with employees, may be greater than expected; (3) adverse governmental or regulatory policies may be enacted; (4) the risks associated with continued diversification of assets; (5) difficulties associated with achieving expected future financial results; and (6) competition from other financial services companies in Beacon's markets. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in Provident's reports (such as the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission and available at the SEC's Internet Site (http://www.sec.gov). All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to Provident or Beacon or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. You should not place undue reliance on the forward-looking statements. Except as required by law, Provident and Beacon do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statement is made.
SOURCE: Provident Financial Services, Inc.
CONTACT: Investor Relations
+1-732-590-9300
www.investorrelations@providentnj.com